Supplement dated November 13, 2012

to the Prospectus for Principal Variable Contracts Funds, Inc.

dated April 30, 2012

(as supplemented on June 15, 2012 and September 14, 2012)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus.  Retain this supplement with the Prospectus.

Account SUMMARIES

International Emerging Markets Account

Under the Sub-Advisor(s) and Portfolio Manager(s) heading, delete references to Michael Ade and Michael L. Reynal.

MANAGEMENT OF THE FUND

The Sub-Advisors

Under the Principal Global Investors, LLC (“PGI”) heading, delete references to Michael Ade and Michael L. Reynal.